Exhibit 10.17

Dated March 17, 2023

CITY CONNECTED COMMUNITIES PTE. LTD.

as Mortgagee

J.DISTRII GLOBAL LIMITED

as Mortgagor

DEED OF PARTIAL RELEASE

IN RESEPCT OF

EQUITABLE MORTGAGE (IN RESPECT OF SHARES HELD

BY THE MORTGAGOR IN AGIIPLUS INC.)

DATED 16 AUGUST 2021

Note: Cayman Islands stamp duty will be payable if this document is executed in, brought to or produced before a court of the Cayman Islands

Reference: DPN/SAZ/175746.00003

THIS DEED is made on March 17, 2023

PARTIES

(1)	CITY CONNECTED COMMUNITIES PTE. LTD., a private company incorporated in the Republic of Singapore, whose registered office is 9 Raffles Place, #12-01 Republic Plaza, Singapore, 048619 (the Mortgagee, which expression shall include its successors, assigns and transferees); and

(2)	J.DISTRII GLOBAL LIMITED, a BVI business company with limited liability incorporated under the laws of the British Virgin Islands with company number 2071655 and having its registered office at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola, VG1110, British Virgin Islands(the Mortgagor).

Background

(a)	The Mortgagee has agreed to enter into this Deed in order to release part of the Security created by the Mortgagor pursuant to the equitable share mortgage in respect of certain shares (and rights related thereto) held by the Mortgagor in AgiiPlus Inc., dated 16 August 2021 (the Equitable Share Mortgage).

(b)	It is noted that, pursuant to written resolutions of all shareholders of the Company and written resolutions of the directors of the Company, in each case passed on 28 October 2022, the Company has re-designated its authorised share capital and has allotted and issued certain new shares in the Company to certain shareholders of the Company (including without limitation 6,621,520 Ordinary Shares to the Mortgagor).

(c)	It is further noted that the Company has agreed with its shareholders that each shareholder in the Company (including the Mortgagor) will surrender, for no consideration, certain of the issued shares in the Company and registered in the name of that shareholder. In this connection, the Mortgagor will surrender the Released Shares for no consideration.

(d)	It is further noted by the parties hereto that the release of part of the Security created by the Mortgagor pursuant to the Equitable Share Mortgage made pursuant to, and subject to the terms of this Deed, is conducted in connection with the aforesaid surrender for no consideration of the Released Shares, made or to be made by the Mortgagor to the Company pursuant to section 37B of the Companies Act (the Surrender of Shares) on or after the Effective Date. To the extent such consent is required, the signature of the Mortgagee to this Deed shall be deemed as the Mortgagee's prior written consent to the Surrender of Shares, pursuant to article 21A(b) of the articles of association of the Company currently in effect (being the amended and restated memorandum and articles of association of the Company adopted by special resolution passed on 16 August 2021), provided that such consent is given on the basis that the Surrender of Shares shall only occur after the occurrence of the Effective Time.

Now this Deed witnesses as follows:

1	Definitions and interpretation

1.1	In this Deed, unless the context otherwise requires, any word or expression which is capitalised but not defined shall have the same meaning as is given to it in the Equitable Share Mortgage. In addition, the following definitions shall apply:

Effective Date means the date on which the Effective Time occurs.

Effective Time means the first time on any particular day at which the last to occur of the following has been completed:

(a)	the Mortgagor has delivered (or procured the delivery of) to the Company share certificate no. 16 representing the Shares (the Existing Share Certificate);

(b)	the Company has cancelled the Existing Share Certificate; and

(c)	the Company has issued:

(i)	a new share certificate in respect of the Released Shares in the name of the Mortgagor (the Released Shares Share Certificate) and the original thereof has been delivered to the Mortgagor; and

(ii)	a new share certificate in respect of the Remaining Mortgaged Shares in the name of the Mortgagor a (the Remaining Mortgaged Shares Share Certificate) and the original thereof has been delivered to the Mortgagee.

Existing Share Certificate has the meaning given to it in paragraph (a) of the definition of Effective Date above.

Related Assets means the Related Rights relating to the Released Shares.

Released Assets means the Released Shares and all Related Assets.

Released Shares means 554,329 of the Shares which on and from the Effective Time are released from the Security created by the Mortgagor pursuant to the Equitable Share Mortgage pursuant to Clause 2 of this Deed and are represented by the Released Shares Share Certificate.

Released Shares Share Certificate has the meaning given to it in paragraph (c)(i) of the definition of Effective Time above.

Remaining Mortgaged Shares means the Shares which are not released from the Security created by the Mortgagor pursuant to the Equitable Share Mortgage pursuant to Clause 2 of this Deed (being 2,543,564 of the Shares) and which on and from the Effective Time are represented by the Remaining Mortgaged Shares Share Certificate.

Remaining Mortgaged Shares Share Certificate has the meaning given to it in paragraph (c)(ii) of the definition of Effective Time above.

1.2	In construing this Deed, the provisions in clause 1.2 (Construction) of the Equitable Share Mortgage apply to this Deed with all necessary changes.

1.3	In respect of the definition of Event of Default in the Equitable Share Mortgage, the parties hereby acknowledge and confirm that they intend such definition to include the meaning given to it in the Note, even before the time at which the Note is issued, such meaning being as follows:

a default by the Company in the observance or performance of any representation, warranty, covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms of the Note and the Share Repurchase Agreement, in each case as amended, novated, supplemented, extended, restated (however fundamentally and whether or not more onerously) or replaced from time to time.

2	Release

2.1	The Mortgagee hereby agrees that at the Effective Time:

(a)	the Security created by the Mortgagor over the Released Assets and subsisting in favour of the Mortgagee pursuant to the Equitable Share Mortgage shall automatically be irrevocably and unconditionally released; and

(b)	any Released Assets assigned to the Mortgagee by the Mortgagor pursuant to the Equitable Share Mortgage shall be automatically reassigned to the Mortgagor absolutely.

2.2	The Mortgagee and the Mortgagor shall promptly confirm to each other (in writing or as otherwise agreed) the occurrence of the Effective Time.

3	Continuing effect and retention of rights

3.1	Subject to the release contained in Clause 2, the provisions of the Equitable Share Mortgage (and all other Finance Documents) shall continue in full force and effect.

3.2	For the avoidance of doubt, the Mortgagor confirms for the benefit of the Mortgagee that:

(a)	(subject only to the release contained in Clause 2 in respect of the Released Assets) the Security created by it pursuant to (and all other rights and remedies held by the Mortgagee under) the Equitable Share Mortgage; and

(b)	all Secured Obligations owed by it under the Equitable Share Mortgage,

shall remain in full force and effect notwithstanding the release referred to in Clause 2.

4	Further assurance

4.1	The Mortgagee shall execute such further deeds and documents and do all such acts and things as are necessary to give effect the partial release of the Security over the Released Assets provided for in this Deed.

4.2	The Mortgagee and the Mortgagor shall each take the steps attributed to it below, to ensure the Effective Time occurs on, or as soon as practicable following, the date of this Deed:

(a)	the Mortgagee shall return the Existing Share Certificate to the Mortgagor;

(b)	the Mortgagor shall return the Existing Share Certificate to the Company for cancellation;

(c)	the Mortgagor shall procure the Company to (i) cancel the Existing Share Certificate, (ii) issue the Released Shares Share Certificate to the Mortgagor and (iii) issue the Remaining Mortgaged Shares Share Certificate to the Mortgagor;

(d)	the Mortgagor shall deliver, or caused to be delivered the Remaining Mortgaged Shares Share Certificate to the Mortgagee; and

(e)	(to the extent the Equitable Share Mortgage has been registered with the Registrar of Corporate Affairs pursuant to paragraph (c)(iii) of clause 4 (Perfection of Security) of the Equitable Share Mortgage), the Mortgagee (through its legal advisers in the British Virgin Islands) may file with the Registrar of Corporate Affairs, pursuant to section 164 of the BVI Act, a variation of the particulars of the security interests previously so registered with the BVI Registrar.

4.3	The Mortgagee agrees and acknowledges that, following the occurrence of the Effective Time, the Mortgagor shall be entitled to:

(a)	(to the extent its Register of Charges has been updated pursuant to paragraph (c)(ii) of clause 4 (Perfection of Security) of the Equitable Share Mortgage), update its Register of Charges to evidence the release of the Released Assets from the Security created by the Equitable Share Mortgage; and

(b)	(to the extent the annotation set out in paragraph (a) of clause 4 (Perfection of Security) of the Equitable Share Mortgage has been entered on the Register of Members of the Company, as contemplated by that clause) procure that annotation on the Register of Members of the Company is updated in order to evidence the release of the Released Assets from the Security created by the Equitable Share Mortgage.

4.4	The Mortgagor shall, promptly following the occurrence of the Effective Time, and, in any event, within five Business Days of the Effective Date, deliver to the Mortgagee :

(a)	(to the extent its Register of Charges has been updated pursuant to paragraph (c)(ii) of clause 4 (Perfection of Security) of the Equitable Share Mortgage), a certified copy of its updated Register of Charges referred to in paragraph (a) of Clause 4.3 above; and

(b)	(to the extent the annotation set out in paragraph (a) of clause 4 (Perfection of Security) of the Equitable Share Mortgage has been entered on the Register of Members of the Company, as contemplated by that clause), a certified copy of the updated Register of Members of the Company referred to in paragraph (b) of Clause 4.3 above.

4.5	The Mortgagor shall, on the Effective Date, deliver to the Mortgagee:

(a)	an undated instrument of transfer in respect of the Shares, signed in blank by or on behalf of the Mortgagor in substantially the form set out in Schedule 1 (Instrument of Transfer) of the Equitable Share Mortgage;

(b)	a dated irrevocable proxy and power of attorney in respect of the Shares, executed by or on behalf of the Mortgagor, in substantially the form set out in Schedule 2 (Irrevocable Appointment of Proxy and Power of Attorney) to the Equitable Share Mortgage, as amended to refer to the Remaining Mortgaged Shares (and Remaining Mortgaged Shares Share Certificate) rather than the Initial Shares;

(c)	undated written resolutions of the board of directors of the Company executed by all of the directors of the Company in substantially the form set out in Schedule 3 (Written Resolutions of the Directors of the Company) of the Equitable Share Mortgage, together with a certified copy of the Register of Directors of the Company;

(d)	a dated letter of authorisation executed by each director of the Company in substantially the form set out in Schedule 4 (Director's Letter of Authorisation) of the Equitable Share Mortgage;

(e)	a signed and dated notice executed by or on behalf of the Mortgagor, in substantially the form set out in Schedule 1 (Form of Notice of Partial Release) hereto, countersigned by each of the Company and the registered office provider of the Company; and

(f)	(without prejudice to paragraph (b) of Clause 4.4 above), a certified copy of the Register of Members of the Company, showing the cancellation by the Company of the Existing Share Certificate and the issuance by the Company of the Released Shares Share Certificate and the Remaining Mortgaged Shares Share Certificate.

4.6	All the actions set out in this Clause 4 shall be carried out by the Mortgagor or the Mortgagee, as applicable, at the expense of the Mortgagor.

5	Future re-designation

5.1	It is noted by the parties hereto that it is anticipated that, after the Effective Time, all issued ordinary shares in the Company held by the Mortgagor (including, for the avoidance of doubt, the Remaining Mortgaged Shares) will be re-designated and re-classified as Class B Ordinary Shares in the Company (the Share Capital Variation).

5.2	The parties to this Deed hereby acknowledge and confirm that following completion of the Share Capital Variation the Class B Ordinary Shares in the Company acquired by the Mortgagor in respect of the Remaining Mortgaged Shares by reason of the Share Capital Variation (the Relevant Class B Ordinary Shares) shall constitute "Shares" pursuant to paragraph (b) of the definition of "Shares" contained in the Equitable Share Mortgage.

5.3	Paragraph (b) of clause 5 (Delivery of documents) of the Equitable Share Mortgage shall apply in in respect of the Relevant Class B Ordinary Shares and the Mortgagor shall execute such further deeds and documents and do all such acts and things as are necessary or desirable in the opinion of the Mortgagee for the purposes of the Equitable Share Mortgage in connection with the Share Capital Variation.

6	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

7	Incorporation of clauses by reference

Clauses 28 (Notices), 30 (Governing law) and 31 (Jurisdiction) of the Equitable Share Mortgage shall apply to this Deed as if set out in full in this Deed, save that any reference in those clauses in the Equitable Share Mortgage to "this Deed" shall be deemed to be a reference to this Deed.

8	Third party rights

8.1	Unless expressly provided to the contrary in this Deed, a person who is not a party to this Deed (other than any Secured Party, Receiver, or Delegate) has no rights under the Contracts (Rights of Third Parties) Act, 2014 of the Cayman Islands to enforce or to enjoy the benefit of any term of this Deed.

8.2	Notwithstanding any terms of this Deed, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Deed.

9	Execution

This Deed has been executed and delivered as a deed the day and year first above written.

Schedule 1

Form of Notice of Partial Release

Date: __________________ 2023

To

AgiiPlus Inc. (the Company)

and

Ogier Global (Cayman) Limited (the Registered Office Provider)

89 Nexus Way,

Camana Bay, Cayman Islands

Dear Sirs

Re:	Partial release of security (the Partial Release) under the Equitable Share Mortgage dated 16 August 2021 in respect of certain shares in the Company (and rights related thereto) entered into between J.Distrii Global Limited as the mortgagor (the Mortgagor) and City Connected Communities Pte. Ltd. as the mortagee (the Mortgagee and the Equitable Share Mortgage)

1.	We refer to the Equitable Share Mortgage of which you are aware (and a copy of which is annexed hereto).

2.	We hereby notify you that, pursuant to a deed of partial release in respect of the Equitable Share Mortgage dated [Date] 2023 and made between the Mortgagee and the Mortgagor (the Deed of Partial Release), at the Effective Time, the Mortgagee:

(a)	irrevocably and unconditionally released the Security created by the Mortgagor over the Released Assets; and

(b)	reassigned to the Mortgagor absolutely any Released Assets assigned to the Mortgagee by the Mortgagor pursuant to the Equitable Share Mortgage .

3.	The Mortgagee and the Mortgagor confirm the Effective Time has occurred.

4.	A copy of the Deed of Partial Release is also annexed hereto.

5.	As set out in the Deed of Partial Release, subject to the release contained in clause 2 of the Deed of Partial Release, the provisions of the Equitable Share Mortgage (and all other Finance Documents) shall continue in full force and effect, and

(a)	(subject only to the release contained in clause 2 of the Deed of Partial Release in respect of the Released Assets) the Security created by the Mortgagor pursuant to (and all other rights and remedies held by the Mortgagee under) the Equitable Share Mortgage; and

(b)	all Secured Obligations owed by the Mortgagor under the Equitable Share Mortgage,

shall remain in full force and effect notwithstanding the release referred to in clause 2 of the Deed of Partial Release.

6.	Each of:

(a)	the deed of undertaking and confirmation dated 16 August 2021 executed by the Company in favour of the Mortgagee in connection with the Equitable Share Mortgage (the Deed of Undertaking);

(b)	the letter of Instruction to registered office provider dated 16 August 2021 executed by the Company, the Registered Office Provider and the Mortgagor in connection with the Equitable Share Mortgage (the Letter of Instruction); and

(c)	your respective obligations under the Deed of Undertaking and the Letter of Instruction,

in each case, remain in full force and effect notwithstanding the release referred to in clause 2 of the Deed of Partial Release (except only as those obligations apply to the Released Assets).

7.	Unless otherwise defined herein, capitalised terms defined in the Deed of Partial Release (including where defined by incorporation by reference of defined terms contained in the Equitable Share Mortgage) have the same meaning in this notice.

8.	This notice is governed by Cayman Islands law.

Please confirm by countersigning below and returning a copy of such countersigned notice to us that you have received this notice and that you agree to its terms and will update your records accordingly.

[Remainder of page intentionally left blank.]

Yours faithfully,

Name:
Title:
for and on behalf of
J.Distrii Global Limited

Yours faithfully,

Name:
Title:
for and on behalf of
City Connected Communities Pte. Ltd.

Accepted and agreed

Name:
Title:
for and on behalf of
Agiiplus Inc.

Accepted and agreed

Name:
for and on behalf of
Ogier Global (Cayman) Limited

Annex I

The Equitable Share Mortgage

Annex II

The Deed of Partial Release

Mortgagee

EXECUTED AND DELIVERED AS A DEED for and on behalf of CITY CONNECTED COMMUNITIES PTE. LTD. acting through its duly authorised signatory		)
		)	/s/ Sherman Kwek
		)	Duly Authorised Signatory
)
		)	Name:	Sherman Kwek
)
		)	Title:	Authorised Signatory

in the presence of:

/s/ Tan Ai Vee
Signature of Witness

Name:	Tan Ai Vee

Address:

[Project Destiny – Signature Page to Deed of Partial Release of J.distrii / CDL Equitable Share Mortgage]

Mortgagor

EXECUTED AND DELIVERED AS A DEED for and on behalf of J.DISTRII GLOBAL LIMITED acting through its duly authorised signatory		)
		)	/s/ Jing Hu
		)	Duly Authorised Signatory
)
		)	Name:	Jing Hu
)
		)	Title:	Director

in the presence of:

/s/ Yi Zhu
Signature of Witness

Name:	Yi Zhu

Address:

[Project Destiny – Signature Page to Deed of Partial Release of J.distrii / CDL Equitable Share Mortgage]